KNIGHT TRANSPORTATION

Delivering More.℠

Analyst Day Presentation

May 2012

Disclosure

This presentation, including documents incorporated herein by reference, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, projections of revenues, income or loss, capital expenditures, acquisitions, plans for future operations, financing needs or plans, the impact of economic and business factors and plans relating to our products or services, as well as assumptions relating to the foregoing. The words "believe", "expect", "anticipate", and "project" and similar expressions generally identify forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying Knight's forward-looking statement.

In the presentation, we provide both GAAP and non-GAAP financial measures. The non-GAAP financial measures are intended to supplement, but not substitute for, the most directly comparable GAAP measures. We believe that the non-GAAP financial measures provide meaningful information to assist investors and analysts in understanding our financial results because they may be more indicative of our core operating results. However, because non-GAAP financial measures are not standardized, investors are strongly encouraged to review our financial statements and publicly filed reports in their entirety and not rely on any single financial measure.

Strategy

- Gain truckload market share by leveraging our services, relationships, and service center network
- Improve asset productivity through enhanced technology and market knowledge
- Maintain an extreme focus on cost per mile and cost per transaction
- Grow revenues in all businesses
- Pursue acquisitions that enhance our business

KNIGHT TRANSPORTATION

Overview


KNIGHT

Company Information

• Established:	**1990**
• 2011 Total Revenue:	**$866.2 million**
• Shareholders' Equity:	**$476.8 million**
• Debt:	**$55 million**

Stock Information

• Initial Public Offering:	**1994**
• NYSE Ticker:	**KNX**
• Shares Outstanding:	**79.7 million**
• Market Capitalization:	**$1.3 billion**
• Recent Price (5/07/12):	**$16.79**
• 52-week Range:	**$12.63 – $18.94**
• Insider Ownership:	**Approx. 26%**

KNX LISTED NYSE

SmartWay Transport Partner
Getting There With Cleaner Air

Financial Strength

- Enviable balance sheet
- Avg tractor age of 1.7 years
- No refrigerated trailers over 5 years and no dry van trailers over 10 years
- No on or off balance sheet debt against our equipment
- $150 million unsecured line of credit with rate of Libor + 62.5 bps

KNIGHT TRANSPORTATION

Revenue Growth (excluding fsc)



Revenue Per Tractor Growth
Year over Year Growth
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1Q11
2Q11
3Q11
4Q11
1Q12



Ten Quarters of Revenue Growth
YOY Growth
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

KNIGHT TRANSPORTATION

Peer Comparisons


Tractor Fleet Change
2005 to 2011
(Truckload Irregular Route)
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
-60.0%
KNX
A
B
C
D
E
F
G


1Q12 YOY Revenue Growth
(excluding fsc)
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
KNX
A
B
C
D
E

KNIGHT TRANSPORTATION

Powerful Network

- Unmatched network of service centers
- Unmatched accountability
- Closer to our driving associates
- Market development
- Leveraging centers to provide multiple services



KNIGHT TRANSPORTATION

KNIGHT TRANSPORTATION

Delivering More.℠

Dry Van

Capacity: 2,998Tractors
Trailers: 7,796
Dry Van Truckload
Irregular Route
Dedicated
Local & Multi-Stop Service

Port & Rail Services

Capacity: 320 Tractors
66 Chassis
Port & Rail Drayage
Tri-axle and Super Chassis
Warehousing

Dry Van
Refrigerated
Port &Rail Services
Intermodal
Brokerage

Refrigerated

Capacity: 714 Tractors
Trailers: 1,008
Temperature Controlled Truckload
Irregular Route
Dedicated
Local & Multi-stop Service

Intermodal

Capacity: Access to 60,000 domestic containers
All major U.S. railroads
Bi-modal provider (Knight P & D)

Brokerage

Capacity: 10,031 Dry Van Carriers
1200 Temp-Controlled Carriers
Truckload Brokerage

KNIGHT TRANSPORTATION

Strategy

- Gain truckload market share by leveraging our services, relationships, and service center network
- Improve asset productivity through enhanced technology and market knowledge
- Maintain an extreme focus on cost per mile and cost per transaction
- Grow revenues in all businesses
- Pursue acquisitions that enhance our business

KNIGHT TRANSPORTATION